GENERAL	12 Months Ended
Dec. 31, 2023
General [Abstract]
GENERAL
NOTE 1: GENERAL

WalkMe Ltd. (together with its subsidiaries, The "Company") was incorporated under the laws of Israel and commenced its operations on October 26, 2011. The Company provides a cloud-based Digital Adoption Platform that enables organizations to better realize the value of their software investments. The Digital Adoption Platform drives the success of digital transformation initiatives by empowering the Company’s customers with critical business insights to increase software adoption and improve user experiences for their employees and customers. WalkMe Ltd. has subsidiaries in the US, Australia, United Kingdom, Singapore, Canada, Germany, and Japan.

On June 16, 2021, the Company completed its initial public offering (“IPO”), in which the Company issued and sold 9,250,000 shares of its ordinary shares at an offering price of $31.00 per share. The Company received net proceeds of $263,911 after deducting underwriting discounts and commissions of $18,639, and other issuance costs of $4,200. Immediately prior to the closing of the IPO, all convertible preferred shares then outstanding automatically converted into 59,180,522 ordinary shares.